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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                          Date of Report: July 18, 2001



                             REDWOOD EMPIRE BANCORP
            (Exact number of Registrant as specified in its charter)



        California                    File No. 0-19231           68-0166366
(State or other jurisdiction of   (Commission File Number)     (IRS Employer)
Incorporated or organization)                                Identification No.)


         111 Santa Rosa Avenue, Santa Rosa, California            95404-4905
         (Address of principal executive offices)                 (Zip Code)



       Registrant's telephone number, including area code: (707) 573-4800





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


Item 5.  Other Events

Press release for the following (article attached):

         Redwood Empire Bancorp announces second quarter 2001 results.










                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



            07-18-01
Date:  ___________________             REDWOOD EMPIRE BANCORP
                                            (Registrant)


                                       /s/ James E. Beckwith
                              By:
                                       James E. Beckwith
                                       Executive Vice President and
                                       Chief Operating Officer

                                         FOR:   REDWOOD EMPIRE BANCORP

                                 APPROVED BY:   James Beckwith
                                                EVP/Chief Operating Officer
                                                (707) 522-5215

For Immediate Release

                  REDWOOD EMPIRE BANCORP REPORTS AN INCREASE OF
                39% IN EARNINGS PER SHARE FOR SECOND QUARTER 2001

SANTA ROSA, Calif. (July 18, 2001) -- Redwood Empire Bancorp (NASDAQ: REBC) today reported record income of $1,768,000, or $0.71 per diluted share, for the quarter ended June 30, 2001 as compared to $1,629,000, or $0.51 per diluted share, one year ago. Return on equity was 28.05% in the second quarter as compared to 17.32% in the same quarter a year ago. Return on assets was 1.60% in the second quarter as compared to 1.48% one year ago. For the six months ended June 30, 2001, net income was $3,555,000 or $1.34 per diluted share. This compares with net income of $3,049,000 or $0.94 per diluted share for the first six months of 2000. "We are extremely pleased with bottom line results," noted James Beckwith, Chief Operating Officer. "Growing earning assets, reducing overhead costs, managing capital and maintaining asset quality continue to be our key objectives," said Beckwith.

         Total average loans amounted to $318,724,000 as of June 30, 2001, an increase of 11%, after consideration of an asset repositioning strategy. In the fourth quarter of 2000 the Company sold $21,205,000 and securitized another $17,949,000 in single family residential loans. Average loans amounted to $322,096,000 one year ago. Total deposits averaged $395,183,000 for the quarter as compared to $381,471,000 one year ago which amounts to a $13,712,000 or a 4% increase.

         Net interest income amounted to $4,826,000 in the second quarter, compared to $5,275,000 in the same period in 2000. The decrease in net interest income is attributable to a decline in net interest margin from 5.12% in second quarter of 2000 to 4.66% in the second quarter of 2001. Two stock repurchase plans that were funded with pooled trust preferred debt financing had a negative impact of 24 basis points on the net interest margin, when compared with the second quarter of 2000, and a negative impact of 17 on a year to date basis. Net interest income amounted to $10,127,000 for the six months ended June 30, 2001 as compared to $10,214,000 when compared to the same period one year ago. Interest expense on the pooled trust preferred debt totaled $251,000 and $357,000 for the quarter and six months ended June 30, 2001.

         There was no loan loss provision for the quarter ended June 30, 2001 as compared to $50,000 one year ago. Net recoveries were $8,000 or .01% of average portfolio loans for the quarter as compared to net recoveries of $69,000 or .08% one year ago. Non-performing assets at June 30, 2001 were $1,846 ,000 or .4% of total assets, as compared to non-performing assets of $1,960,000 or .4% of total assets as of December 31, 2000. Non-performing assets have declined $114,000 or 6% during the six months of 2001. The ratio of the allowance for loan losses to nonperforming assets was 417% as of June 30, 2001 as compared to 392% as of December 31, 2000. "Maintaining excellent asset quality continues to be a high priority for management and staff," said Beckwith.

         Noninterest income amounted to $1,552,000 for the quarter ended June 30, 2001 as compared to $1,526,000 in the same period in 2000 or a 2% increase. Noninterest income amounted to $2,917,000 for the first six months of 2001 as compared to $2,937,000 one year ago. Merchant card processing revenues declined from $1,075,000 in the second quarter of 2000 to $1,019,000 in the second quarter of 2001. For the six month period ended June 30, 2001 merchant card processing revenues declined $140,000 from $1,972,000 at June 30, 2000 to $1,832,000 at June 30, 2000. In the fourth quarter of 2000, a large merchant card processing contract with an independent sales organization (ISO) expired. To help offset the decline in merchant bankcard processing revenue brought about by the expiration of the contract referenced above, the Company has been building its overall merchant card processing business through direct marketing efforts and new ISO business. Excluding net revenue from merchant bankcard processing, noninterest income grew $82,000 or 18% in the second quarter of 2001 when compared to the same quarter one year ago and $120,000 or 12% for the six month period.

         Noninterest expense amounted to $3,432,000 for the quarter ended June 30, 2001 as compared to $4,005,000 in the same period one year ago, which represents a decrease of $573,000 or 14%. The decline in noninterest expense is directly attributable to the Company's focus on improving efficiency. The Company's efficiency ratio for the second quarter of 2001 amounted to 53.81% as compared to 58.89% one year ago. Noninterest expense amounted to $7,082,000 for the six months ended June 30, 2001 as compared to $7,863,000 in the same period one year ago. This represents a decrease of $781,000 or 10%. The efficiency ratio for the Company's subsidiary, National Bank of the Redwoods was 50.02% for the quarter ended June 30, 2001 as compared to 56.05% one year ago. For the six months ended June 30, 2001, National Bank of the Redwood's efficiency ratio was 50.90% as compared to 57.02% at June 30, 2001.

         For the three and six months ended June 30, 2001 the net income of the Company's community banking segment was $1,322,000 and $2,769,000 on revenues of $5,098,000 and $10,643,000. This compares to net income of $1,106,000 and
$2,085,000 and revenues of $5,439,000 and $10,597,000 for the same period one year ago. The segment's 20% improvement in earnings is attributable to earning asset growth, margin improvement and expense control, after excluding the impact of interest expense on the pooled trust preferred debt. The net income of the Company's bankcard segment was $446,000 and $786,000 in the quarter and six months ended June 30, 2001 versus $523,000 and $964,000 in 2000. The decline in the unit's net income is due to a decline in processing revenue and an increase in salary and benefits expenses. The decline in the segment's revenue is directly attributable to the expiration of a large merchant bankcard processing contract as mentioned above. The merchant bankcard segment net income comprised 25% and 22% of the Company's consolidated net income for the three and six months ended June 30, 2001.

         In January and February 2001 the Board of Directors authorized the repurchase of up to 10% of the Company's total shares outstanding or 285,000 shares in January 2001 and 257,000 shares in February 2001, of which all shares have been repurchased. Under the repurchase program, the Company plans to purchase shares from time to time on the open market and/or in privately negotiated transactions. The repurchase was funded in part with proceeds received from a $10,000,000 pooled trust preferred securities offering concluded on February 22, 2001. The financing, which qualifies for tier 1 capital treatment, bears an interest rate of 10.2% and is due in 30 years. Debt issuance costs amounted to approximately $300,000 and will be amortized over the life of the offering.

         Total assets were $446,390,000 at quarter end. Common book value per share was $10.23. The Company's Tier 1 capital to average assets ratio was 7.00% as of June 30, 2001.

         Redwood Empire Bancorp is the holding company for National Bank of the Redwoods, a commercial bank. The Company operates through branches in Sonoma, Mendocino and Lake Counties.

         The statements contained in this release, which are not historical facts, are forward-looking statements that are subject to risks and uncertainties. Actual results may differ materially from those set forth in or implied by forward-looking statements. These risks are described in the Company's Securities and Exchange Commission filings.


                               (Tables to follow)

                     REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

       (Dollars in thousands except for earnings per share and share data)

                                                                           Three Months Ended                  Six Months Ended
                                                                                 June 30,                           June 30,
                                                                           2001              2000             2001             2000

     Interest income                                                      $8,442            $8,802           17,495          $16,961
     Interest expense                                                      3,616             3,527            7,368            6,747
                                                                           -----             -----            -----            -----
     Net interest income                                                   4,826             5,275           10,127           10,214
     Provision for loan losses                                                 -                50                -              150
                                                                           -----             -----            -----            -----
     Net interest income after provision for loan losses                   4,826             5,225           10,127           10,064
                                                                           -----             -----           ------           ------
     Service charge on deposit accounts                                      266               251              535              528
     Merchant draft processing, net                                        1,019             1,075            1,832            1,972
     Loan servicing income                                                    80                80              157              120
     Net realized (losses)/gains on sale of investment
       securities available for sale                                           -              (37)                -             (38)
     Other income                                                            187               157              393              355
                                                                           -----             -----            -----            -----
        Total noninterest income                                           1,552             1,526            2,917            2,937
                                                                           -----             -----            -----            -----
     Salaries and employee benefits                                        1,989             2,092            4,221            4,242
     Occupancy and equipment expense                                         503               509              992            1,010
     Other                                                                   940             1,404            1,869            2,611
                                                                           -----             -----            -----            -----
       Total noninterest expense                                           3,432             4,005            7,082            7,863
                                                                           -----             -----            -----            -----
     Income before tax                                                     2,946             2,746            5,962            5,138
     Income tax expense                                                    1,178             1,117            2,407            2,089
                                                                           -----             -----            -----            -----
     Net income                                                           $1,768            $1,629           $3,555           $3,049
                                                                          ======            ======           ======           ======


     Basic earnings per share:
       Net income available for common stock shareholders                  $0.73             $0.52            $1.39            $0.95
       Weighted average shares                                         2,414,000         3,157,000        2,567,000        3,205,000

     Diluted earnings per share:
       Net income available for common stock shareholders                  $0.71             $0.51            $1.34            $0.94
       Weighted average shares                                         2,489,000         3,213,000        2,645,000        3,239,000

     Selected Ratios
     Annualized Return on Average Total Equity                           28.05 %            17.32%          24.61 %           16.04%
     Annualized Return on Average Assets                                  1.60 %             1.48%           1.61 %            1.40%



                                                                           Selected Balance Sheet Data
                                                                                (In Thousands)

                                                                          June 30,          June 30,
                                                                            2001              2000

     Total Loans, excluding mortgage loans held for sale                     $325,782          $335,229
     Allowance for Loan Losses                                                  7,704             8,099
     Total Assets                                                             446,390           442,697
     Total Deposits                                                           396,800           392,034
     Equity Capital                                                            24,232            35,556
     Nonperforming Assets                                                       1,846             2,730

                                  REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                             BUSINESS SEGMENTS



                                                                                 Three Months Ended
                                                                                   June 30, 2001
                                                                                   (in thousands)
                                                                             Community
                                                                              Banking          Bankcard

     Total interest income                                                     $8,442             $ ---
     Total interest expense                                                     3,614                 2
     Interest income (expense) allocation                                       (263)               263
                                                                               ------             -----
     Net interest income                                                        4,565               261
                                                                               ------             -----
     Provision for loan losses                                                    ---               ---
     Service charge on deposit accounts                                           266               ---
     Merchant draft processing, net                                               ---             1,019
     Loan servicing income                                                         80               ---
     Other income                                                                 187               ---
                                                                               ------             -----
        Total noninterest income                                                  533             1,019
                                                                               ------             -----
     Salaries and employee benefits                                             1,629               360
     Occupancy and equipment expense                                              461                42
     Other                                                                        806               134
                                                                               ------             -----
        Total noninterest expense                                               2,896               536
                                                                               ------             -----
     Income before income taxes                                                 2,202               744
     Provision for income taxes                                                   880               298
                                                                               ------             -----
     Net Income                                                                $1,322              $446
                                                                               ======             =====





                                                                                 Three Months Ended
                                                                                   June 30, 2000
                                                                                   (in thousands)
                                                                             Community
                                                                              Banking          Bankcard

     Total interest income                                                     $8,802             $ ---
     Total interest expense                                                     3,527               ---
     Interest income (expense) allocation                                       (287)               287
                                                                               ------             -----
     Net interest income                                                        4,988               287
                                                                               ------             -----
     Provision for loan losses                                                     50               ---
     Service charge on deposit accounts                                           251               ---
     Merchant draft processing, net                                               ---             1,075
     Loan servicing income                                                         80               ---
     Net realized (losses)/gains on sale of investment
       securities available for sale                                             (37)               ---
     Other income                                                                 157               ---
                                                                               ------             -----
        Total noninterest income                                                  451             1,075
                                                                               ------             -----
     Salaries and employee benefits                                             1,820               272
     Occupancy and equipment expense                                              465                44
     Other                                                                      1,241               163
                                                                               ------             -----
        Total noninterest expense                                               3,526               479
                                                                               ------             -----
     Income before income taxes                                                 1,863               883
     Provision for income taxes                                                   757               360
                                                                               ------             -----
     Net Income                                                                $1,106              $523
                                                                               ======             =====



                                  REDWOOD EMPIRE BANCORP AND SUBSIDIARIES
                                             BUSINESS SEGMENTS



                                                                                  Six Months Ended
                                                                                   June 30, 2001
                                                                                   (in thousands)
                                                                             Community
                                                                              Banking          Bankcard

     Total interest income                                                    $17,495             $ ---
     Total interest expense                                                     7,363                 5
     Interest income (expense) allocation                                       (574)               574
                                                                               ------             -----
     Net interest income                                                        9,558               569
                                                                               ------             -----
     Provision for loan losses                                                    ---               ---
     Service charge on deposit accounts                                           535               ---
     Merchant draft processing, net                                               ---             1,832
     Loan servicing income                                                        157               ---
     Other income                                                                 393               ---
                                                                               ------             -----
        Total noninterest income                                                1,085             1,832
                                                                               ------             -----
     Salaries and employee benefits                                             3,478               743
     Occupancy and equipment expense                                              914                78
     Other                                                                      1,607               262
                                                                               ------             -----
        Total noninterest expense                                               5,999             1,083
                                                                               ------             -----
     Income before income taxes                                                 4,644             1,318
     Provision for income taxes                                                 1,875               532
                                                                               ------             -----
     Net Income                                                                $2,769              $786
                                                                               ======             =====





                                                                                  Six Months Ended
                                                                                   June 30, 2000
                                                                                   (in thousands)
                                                                             Community
                                                                              Banking          Bankcard

     Total interest income                                                    $16,961             $ ---
     Total interest expense                                                     6,747               ---
     Interest income (expense) allocation                                       (582)               582
                                                                               ------             -----
     Net interest income                                                        9,632               582
                                                                               ------             -----
     Provision for loan losses                                                    150               ---
     Service charge on deposit accounts                                           528               ---
     Merchant draft processing, net                                               ---             1,972
     Loan servicing income                                                        120               ---
     Net realized (losses)/gains on sale of investment
       securities available for sale                                             (38)               ---
     Other income                                                                 355               ---
                                                                               ------             -----
        Total noninterest income                                                  965             1,972
                                                                               ------             -----
     Salaries and employee benefits                                             3,689               553
     Occupancy and equipment expense                                              926                84
     Other                                                                      2,320               291
                                                                               ------             -----
        Total noninterest expense                                               6,935               928
                                                                               ------             -----
     Income before income taxes                                                 3,512             1,626
     Provision for income taxes                                                 1,427               662
                                                                               ------             -----
     Net Income                                                                $2,085              $964
                                                                               ======             =====